EXHIBIT 32.2
Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 Of The Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Prime Group Realty Trust (the “Company”) on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul G. Del Vecchio, Executive Vice President—Capital Markets of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Paul G. Del Vecchio Paul G. Del Vecchio
Executive Vice President—Capital Markets
March 26, 2009